Offerings - Offering: 1	Apr. 30, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Debt
Security Class Title	4.200% Senior Notes due 2030
Amount Registered | shares	500,000,000
Proposed Maximum Offering Price per Unit	0.9995
Maximum Aggregate Offering Price	$ 499,750,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 76,511.73
Offering Note	The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering.